SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        September 25, 2002
                                                        ------------------------



                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
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(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

Item 5.      Other Events.


     On September 25, 2002, Unocal Corporation (the "Company") issued a press release reporting that its Unocal Indonesia Company subsidiary has mobilized resources to address a thin hydrocarbon sheen near a deepwater well site off the coast of East Kalimantan in Indonesia. The full text of the press release is filed as an exhibit under Item 7(c) of this report.

Item 7.      Financial Statements and Exhibits.

         (c)      Exhibits


99.1 Unocal press release reporting sheen near Ranggas 6 location in Makassar Strait, Indonesia.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                           UNOCAL CORPORATION
                                           ------------------
                                           (Registrant)




Date:  September 25, 2002                  By:  /s/ JOE D. CECIL
-------------------------                  ----------------------
                                           Joe D. Cecil
                                           Vice President and Comptroller

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